SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________


                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


  Date of Report (date of earliest event reported):  APRIL 24, 2002



                       PLASTICS MFG. COMPANY

      (Exact name of registrant as specified in its charter)



     WISCONSIN               333-92019             39-1867101
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                    W190 N11701 MOLDMAKERS WAY
                 GERMANTOWN, WISCONSIN 53022-8214

   (Address of principal executive offices, including Zip Code)

                          (262) 255-5790
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 9.  REGULATION FD DISCLOSURE

     At the annual meeting of shareholders held April 24, 2002, we released the following unaudited financial information:

             SUMMARY UNAUDITED CONSOLIDATED STATEMENT
                       OF OPERATIONS FOR THE
                  SIX-MONTHS ENDED MARCH 31, 2002

     Sales                                            44,153,821

     Cost of goods sold                               34,171,615

          Gross profit                                 9,982,206

     Selling & administration                          5,334,436

          Income from operations                       4,647,770

     Other income (expense)                             (988,807)

          Net income before income tax expense         3,658,963

     Income tax expense                                1,413,200

          Net income                                   2,245,763


                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PLASTICS MFG. COMPANY



 Date:  April 24, 2002       By:  SCOTT W. SCAMPINI

                                  Scott W. Scampini
                                  Executive Vice President
                                  -2-